EXECUTION COPY

                         SUBORDINATED GUARANTY AGREEMENT

                                  ABASCO, INC.


           THIS SUBORDINATED GUARANTY AGREEMENT, dated as of December 28, 2000 (as the same may be amended, restated, supplemented and otherwise modified from time to time, the "GUARANTY AGREEMENT"), is made by ABASCO, INC., a Texas corporation (the "GUARANTOR") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and its successors and assigns ("PRUDENTIAL").

           WHEREAS, Boots & Coots International Well Control, Inc., a Delaware corporation (the "COMPANY") plans to enter into a Subordinated Note Restructuring Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "RESTRUCTURING AGREEMENT"; capitalized terms used herein that are defined in the Restructuring Agreement and not otherwise defined herein shall have the respective meanings specified in the Restructuring Agreement) with Prudential under which Prudential will accept delivery by the Company of the Company Closing Deliveries in satisfaction of the Preexisting Obligations; and

           WHEREAS, the Company owns (either directly or indirectly) all of the issued and outstanding capital stock of the Guarantor; and

           WHEREAS, pursuant to the Restructuring Agreement, it is a condition to Prudential's obligation to accept the transfer of the Company Closing Deliveries and to release the Company from the Preexisting Obligations at the Closing thereunder that this Guaranty Agreement shall have been executed and delivered by the Guarantor and shall be in full force and effect; and

           WHEREAS, the board of directors of the Guarantor has determined that the Guarantor's execution, delivery and performance of this Guaranty Agreement may reasonably be expected to benefit the Guarantor, directly or indirectly, and are in the best interests of the Guarantor.

           NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Restructuring Agreement and for other good and valuable consideration, the sufficiency of which is acknowledged, the Guarantor hereby covenants and agrees with, and represents and warrants to Prudential as follows:

1. THE GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to Prudential the due and punctual payment in full of (i) the principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any other amounts due under the Notes when and as the same shall become due and payable (whether at stated maturity or by optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Restructuring Agreement, including the Closing Payment, Credit Facility Payment, and under the Preferred Stock and the Warrants issuable thereto, and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or other Guaranteed Obligations or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to Prudential without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Restructuring Agreement. Each default in payment of principal of or interest on any Notes shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby agrees that the Notes issued in connection with the Restructuring Agreement may make reference to this guaranty.

           The Guarantor hereby agrees to pay and to indemnify and save Prudential harmless from and against any damage, loss, cost or expense (including, without limitation, attorneys' fees) which Prudential may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Guarantor, by the Company or by any other Transaction Party of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Restructuring Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and
           (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Restructuring Agreement.

           Notwithstanding the foregoing or any other provisions of this Guaranty Agreement, it is agreed and understood that the Guarantor shall not be required to pay hereunder at any time more than the Maximum Guaranteed Amount (as hereinafter defined) determined as of such time. The Guarantor agrees that the Guaranteed Obligations may at any time exceed the sum of the Maximum Guaranteed Amount (as hereinafter defined) plus the aggregate maximum amount of all obligations of all other Guarantors, without affecting or impairing the obligation of the Guarantor. "MAXIMUM GUARANTEED AMOUNT" means as of the date of determination, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render Guarantor's liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, shall not be subject to any counterclaim, set off, deduction or defense based upon any claim the Guarantor may have against the Company, Prudential or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, restatement or modification of or supplement to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or any other instrument referred to therein (except that the obligations of the Guarantor hereunder shall apply to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or such other instruments as so amended, restated, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
           (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense


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
           of a guarantor. The Guarantor covenants that its obligations hereunder will not be discharged except by payment and performance in full of all of the Guaranteed Obligations.

3. WAIVER. The Guarantor unconditionally waives (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, and of any of the matters referred to in Section 2 hereof,
           (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of Prudential against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Notes, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by Prudential of any right, power or remedy conferred in this Guaranty Agreement, the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, (d) any requirement of diligence on the part of Prudential and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes Prudential, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or any other instrument referred to therein; (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security; (c) to apply any such security and to direct the order or manner of sale thereof as Prudential in its sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of and interest on the Notes and any other Guaranteed Obligation hereunder. The Guarantor waives any right to require Prudential to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other person or to pursue any other remedy available to Prudential.

5. SUBROGATION. The Guarantor will not exercise, and hereby subordinates to the rights of Prudential, any rights which the Guarantor may have acquired by way of subrogation under this Guaranty Agreement by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, indemnity, exoneration or contribution, any right to participate in any claim or any rights or recourse to any security for the Notes or this Guaranty Agreement under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or to be performed or observed by any party to the Guaranty Agreements, other than the Guarantor, pursuant to any of the other Guaranty Agreements, shall have been performed, observed or paid in full at the time of the Guarantor's exercise of any such right.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to Prudential for principal or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by Prudential upon the insolvency, bankruptcy,


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
           dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of Prudential to receive any payment under any Notes shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if Prudential had accelerated the same in accordance with the terms of the Restructuring Agreement, and the Guarantor shall forthwith pay such accelerated principal amount and accrued interest thereon and any other amounts guaranteed hereunder.

7. SUBORDINATION OF GUARANTY AGREEMENT. Anything in this Guaranty Agreement to the contrary notwithstanding, the Guaranteed Obligations shall be subordinate and junior to the extent set forth in subparagraphs (a) to (e), inclusive, below, to the Senior Debt.

                               (a) In the event of any insolvency, bankruptcy,
                     liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or the Guarantor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or the Guarantor, whether or not involving insolvency or bankruptcy proceedings, then the Senior Debt shall first be paid in full before any payment of or on account of Guaranteed Obligations is made by the Guarantor.

                               (b) In any of the proceedings referred to in
                     subparagraph (a) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Guarantor in respect of the Guaranteed Obligations shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full; provided, however, that

                               (i) if the payment or delivery by the Guarantor of such cash, property, stock or obligations to the holders of the Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Guaranteed Obligations to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Guarantor of such cash, property, stock or obligations payable or deliverable with respect to the Guaranteed Obligations shall be made to the holders of Senior Debt; and

                               (ii) no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this Section 7 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.


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
                               (c) If the Company shall default in the payment
                     of any principal of or interest on any Senior Debt in an amount in excess of $250,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, unless and until the date on which such default shall have been remedied by payment in full or waived in writing, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any indebtedness in respect of the Guaranteed Obligations.

                               (d) Upon the occurrence and during the
                     continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (i) above are applicable), no holder of the Notes shall accept or receive any direct or indirect payment by set-off or otherwise of or on account of any Guaranteed Obligation during the Stand-Still Period, provided that (a) there shall be no more than two Stand-Still Periods during the term of the Notes and only one in any period of 365 consecutive days and (b) in the case of any payment on or in respect of any Notes which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph (iv) shall not prevent such payment on or after the date immediately following the termination of such Stand-Still Period.

                               (e) If any payment or distribution of any
                     character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this Section 7 and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

                     Obligation of the Company Unconditional. The provisions of this Section 7 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Guarantor and its property, and nothing herein shall impair, as between the Guarantor and the holders of the Notes, the obligation of the Guarantor, which is unconditional and absolute, to pay to the holders thereof the Guaranteed Obligations in accordance with their terms and the provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in Section 8.1 of the Restructuring Agreement), subject to the rights, if any, under this Section 7 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Guarantor to the holders of the Notes.

                     Subrogation. Upon full and final payment of the Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Guarantor made on Senior Debt until the Guaranteed Obligations shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled shall, as between the Guarantor, its creditors (other than the holders of the Senior Debt) and the holders of the Notes, be deemed to be a payment by the Guarantor to or on account of Senior Debt.


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
                     Subordination Definitions.
                     -------------------------

           "DEFAULT SUBORDINATION EVENT" shall mean the existence of all of the following: (i) a Subordination Event of Default shall have occurred and be continuing in respect of any Senior Debt, (ii) the holders of the Notes shall have received a notice from or on behalf of any holder of such Senior Debt identifying each Subordination Event of Default which has occurred and is continuing and that such notice constitutes a "DEFAULT SUBORDINATION NOTICE and (iii) no other Default Subordination Notice shall have been delivered by any holder of Senior Debt within the 365 day period immediately preceding the giving of such notice; provided that no fact or circumstances of a Subordinated Event of Default existing on the date of such Default Subordinated Notice may be used as a basis for any subsequent Default Subordination Notice. The "STAND-STILL PERIOD relating to any Default Subordination Event shall be deemed to continue until the earlier of
           (x) the Subordination Event of Default under the Senior Debt giving rise thereto shall have been cured or waived, (y) a period of 90 days shall have elapsed from the giving of the Default Subordination Notice relating thereto and (z) the maturity of such Senior Debt shall have been accelerated.

           "SUBORDINATION EVENT OF DEFAULT" shall mean (i) any default in the payment of any principal or interest on any Senior Debt in an amount in excess of $250,000 or less owing under any single instrument when the same becomes due and payable, or (ii) any event of default under any agreement evidencing Senior Debt arising as a result of a breach of covenants which would entitle the holders of such Senior Debt to accelerate the obligations under such Senior Debt.

8.         REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

           The Guarantor represents and warrants as follows:

           (a) Incorporation, Good Standing and Location. The Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. The Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

           (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it, in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Prudential, addressed to Prudential at the address specified for communications in Section 12.9 of the Restructuring Agreement, or at such other address as Prudential shall have specified to the Guarantor in writing, and (ii) if to the Guarantor, addressed to it at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056,
           Attention: Chief Financial Officer, or at such other address as the


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
           Guarantor shall have specified to Prudential in writing; provided, however, that any such communication to the Guarantor may also, at the option of Prudential, be delivered by any other means either to the Guarantor at its address specified above or to any officer of the Guarantor.

10. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

11. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

12. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and Prudential and their respective permitted successors, transferees and assigns.

13. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

14. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

15. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by Prudential and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by Prudential or on its behalf.

16. FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as Prudential may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

17. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN.


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
18.        WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                     (A) THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL IN CONNECTION WITH THIS GUARANTY AGREEMENT, THE RESTRUCTURING AGREEMENT. OR ANY TRANSACTIONS RELATED THERETO. THE GUARANTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL TO ENTER INTO THE RESTRUCTURING AGREEMENT.

                     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL MAY BE BROUGHT IN ANY UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

           IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.


                                       ABASCO, INC.

                                       By: /s/ Larry H. Ramming
                                           ------------------------------------
                                           Larry H. Ramming,
                                           Chairman and Chief Executive Officer


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
                                                                EXECUTION COPY

                         SUBORDINATED GUARANTY AGREEMENT

                      BOOTS & COOTS SPECIAL SERVICES, INC.


           THIS SUBORDINATED GUARANTY AGREEMENT, dated as of December 28, 2000 (as the same may be amended, restated, supplemented and otherwise modified from time to time, the "GUARANTY AGREEMENT"), is made by BOOTS & COOTS SPECIAL SERVICES, INC., a Texas corporation (the "GUARANTOR") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and its successors and assigns ("Prudential").

           WHEREAS, Boots & Coots International Well Control, Inc., a Delaware corporation (the "COMPANY") plans to enter into a Subordinated Note Restructuring Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "RESTRUCTURING AGREEMENT"; capitalized terms used herein that are defined in the Restructuring Agreement and not otherwise defined herein shall have the respective meanings specified in the Restructuring Agreement) with Prudential under which Prudential will accept delivery by the Company of the Company Closing Deliveries in satisfaction of the Preexisting Obligations; and

           WHEREAS, the Company owns (either directly or indirectly) all of the issued and outstanding capital stock of the Guarantor; and

           WHEREAS, pursuant to the Restructuring Agreement, it is a condition to Prudential's obligation to accept the transfer of the Company Closing Deliveries and to release the Company from the Preexisting Obligations at the Closing thereunder that this Guaranty Agreement shall have been executed and delivered by the Guarantor and shall be in full force and effect; and

           WHEREAS, the board of directors of the Guarantor has determined that the Guarantor's execution, delivery and performance of this Guaranty Agreement may reasonably be expected to benefit the Guarantor, directly or indirectly, and are in the best interests of the Guarantor.

           NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Restructuring Agreement and for other good and valuable consideration, the sufficiency of which is acknowledged, the Guarantor hereby covenants and agrees with, and represents and warrants to Prudential as follows:

1. THE GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to Prudential the due and punctual payment in full of (i) the principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any other amounts due under the Notes when and as the same shall become due and payable (whether at stated maturity or by optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Restructuring Agreement, including the Closing Payment, Credit Facility Payment, and under the Preferred Stock and the Warrants issuable thereto, and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or other Guaranteed Obligations or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to Prudential without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Restructuring Agreement. Each default in payment of principal of or interest on any Notes shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby agrees that the Notes issued in connection with the Restructuring Agreement may make reference to this guaranty.

           The Guarantor hereby agrees to pay and to indemnify and save Prudential harmless from and against any damage, loss, cost or expense (including, without limitation, attorneys' fees) which Prudential may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Guarantor, by the Company or by any other Transaction Party of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Restructuring Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and
           (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Restructuring Agreement.

           Notwithstanding the foregoing or any other provisions of this Guaranty Agreement, it is agreed and understood that the Guarantor shall not be required to pay hereunder at any time more than the Maximum Guaranteed Amount (as hereinafter defined) determined as of such time. The Guarantor agrees that the Guaranteed Obligations may at any time exceed the sum of the Maximum Guaranteed Amount (as hereinafter defined) plus the aggregate maximum amount of all obligations of all other Guarantors, without affecting or impairing the obligation of the Guarantor. "MAXIMUM GUARANTEED AMOUNT" means as of the date of determination, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render Guarantor's liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, shall not be subject to any counterclaim, set off, deduction or defense based upon any claim the Guarantor may have against the Company, Prudential or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, restatement or modification of or supplement to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or any other instrument referred to therein (except that the obligations of the Guarantor hereunder shall apply to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or such other instruments as so amended, restated, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
           (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor covenants that its obligations hereunder will not be discharged except by payment and performance in full of all of the Guaranteed Obligations.

3. WAIVER. The Guarantor unconditionally waives (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, and of any of the matters referred to in Section 2 hereof,
           (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of Prudential against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Notes, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by Prudential of any right, power or remedy conferred in this Guaranty Agreement, the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, (d) any requirement of diligence on the part of Prudential and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes Prudential, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or any other instrument referred to therein; (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security; (c) to apply any such security and to direct the order or manner of sale thereof as Prudential in its sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of and interest on the Notes and any other Guaranteed Obligation hereunder. The Guarantor waives any right to require Prudential to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other person or to pursue any other remedy available to Prudential.

5. SUBROGATION. The Guarantor will not exercise, and hereby subordinates to the rights of Prudential, any rights which the Guarantor may have acquired by way of subrogation under this Guaranty Agreement by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, indemnity, exoneration or contribution, any right to participate in any claim or any rights or recourse to any security for the Notes or this Guaranty Agreement under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or to be performed or observed by any party to the Guaranty Agreements, other than the Guarantor, pursuant to any of the other Guaranty Agreements, shall have been performed, observed or paid in full at the time of the Guarantor's exercise of any such right.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to Prudential for principal or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by Prudential upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of Prudential to receive any payment under any Notes shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if Prudential had accelerated the same in accordance with the terms of the Restructuring Agreement, and the Guarantor shall forthwith pay such accelerated principal amount and accrued interest thereon and any other amounts guaranteed hereunder.

7. SUBORDINATION OF GUARANTY AGREEMENT. Anything in this Guaranty Agreement to the contrary notwithstanding, the Guaranteed Obligations shall be subordinate and junior to the extent set forth in subparagraphs (a) to (e), inclusive, below, to the Senior Debt.

                               (a) In the event of any insolvency, bankruptcy,
                     liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or the Guarantor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or the Guarantor, whether or not involving insolvency or bankruptcy proceedings, then the Senior Debt shall first be paid in full before any payment of or on account of Guaranteed Obligations is made by the Guarantor.

                               (b) In any of the proceedings referred to in
                     subparagraph (a) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Guarantor in respect of the Guaranteed Obligations shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full; provided, however, that

                               (i) if the payment or delivery by the Guarantor of such cash, property, stock or obligations to the holders of the Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Guaranteed Obligations to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Guarantor of such cash, property, stock or obligations payable or deliverable with respect to the Guaranteed Obligations shall be made to the holders of Senior Debt; and

                               (ii) no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this Section 7 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.

                               (c) If the Company shall default in the payment
                     of any principal of or interest on any Senior Debt in an amount in excess of $250,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, unless and until the date on which such default shall have been remedied by payment in full or waived in writing, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any indebtedness in respect of the Guaranteed Obligations.

                               (d) Upon the occurrence and during the
                     continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (i) above are applicable), no holder of the Notes shall accept or receive any direct or indirect payment by set-off or otherwise of or on account of any Guaranteed Obligation during the Stand-Still Period, provided that (a) there shall be no more than two Stand-Still Periods during the term of the Notes and only one in any period of 365 consecutive days and (b) in the case of any payment on or in respect of any Notes which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph (iv) shall not prevent such payment on or after the date immediately following the termination of such Stand-Still Period.

                               (e) If any payment or distribution of any
                     character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this Section 7 and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

                     Obligation of the Company Unconditional. The provisions of this Section 7 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Guarantor and its property, and nothing herein shall impair, as between the Guarantor and the holders of the Notes, the obligation of the Guarantor, which is unconditional and absolute, to pay to the holders thereof the Guaranteed Obligations in accordance with their terms and the provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in Section 8.1 of the Restructuring Agreement), subject to the rights, if any, under this Section 7 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Guarantor to the holders of the Notes.

                     Subrogation. Upon full and final payment of the Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Guarantor made on Senior Debt until the Guaranteed Obligations shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled shall, as between the Guarantor, its creditors (other than the holders of the Senior Debt) and the holders of the Notes, be deemed to be a payment by the Guarantor to or on account of Senior Debt.

                     Subordination Definitions.
                     -------------------------

           "DEFAULT SUBORDINATION EVENT" shall mean the existence of all of the following: (i) a Subordination Event of Default shall have occurred and be continuing in respect of any Senior Debt, (ii) the holders of the Notes shall have received a notice from or on behalf of any holder of such Senior Debt identifying each Subordination Event of Default which has occurred and is continuing and that such notice constitutes a "DEFAULT SUBORDINATION NOTICE and (iii) no other Default Subordination Notice shall have been delivered by any holder of Senior Debt within the 365 day period immediately preceding the giving of such notice; provided that no fact or circumstances of a Subordinated Event of Default existing on the date of such Default Subordinated Notice may be used as a basis for any subsequent Default Subordination Notice. The "STAND-STILL PERIOD relating to any Default Subordination Event shall be deemed to continue until the earlier of
           (x) the Subordination Event of Default under the Senior Debt giving rise thereto shall have been cured or waived, (y) a period of 90 days shall have elapsed from the giving of the Default Subordination Notice relating thereto and (z) the maturity of such Senior Debt shall have been accelerated.

           "SUBORDINATION EVENT OF DEFAULT" shall mean (i) any default in the payment of any principal or interest on any Senior Debt in an amount in excess of $250,000 or less owing under any single instrument when the same becomes due and payable, or (ii) any event of default under any agreement evidencing Senior Debt arising as a result of a breach of covenants which would entitle the holders of such Senior Debt to accelerate the obligations under such Senior Debt.

8.         REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

           The Guarantor represents and warrants as follows:

           (a) Incorporation, Good Standing and Location. The Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. The Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

           (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it, in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Prudential, addressed to Prudential at the address specified for communications in Section 12.9 of the Restructuring Agreement, or at such other address as Prudential shall have specified to the Guarantor in writing, and (ii) if to the Guarantor, addressed to it at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056,
           Attention: Chief Financial Officer, or at such other address as the

           Guarantor shall have specified to Prudential in writing; provided, however, that any such communication to the Guarantor may also, at the option of Prudential, be delivered by any other means either to the Guarantor at its address specified above or to any officer of the Guarantor.

10. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

11. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

12. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and Prudential and their respective permitted successors, transferees and assigns.

13. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

14. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

15. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by Prudential and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by Prudential or on its behalf.

16. FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as Prudential may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

17. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN.

18.        WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                     (A) THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL IN CONNECTION WITH THIS GUARANTY AGREEMENT, THE RESTRUCTURING AGREEMENT. OR ANY TRANSACTIONS RELATED THERETO. THE GUARANTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL TO ENTER INTO THE RESTRUCTURING AGREEMENT.

                     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL MAY BE BROUGHT IN ANY UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

           IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.


                                     BOOTS & COOTS SPECIAL SERVICES, INC.

                                     By: /s/ Larry H. Ramming
                                         --------------------------------------
                                         Larry H. Ramming,
                                         Chairman and Chief Executive Officer

                                                                EXECUTION COPY

                         SUBORDINATED GUARANTY AGREEMENT

                                  ELMAGCO, INC.


           THIS SUBORDINATED GUARANTY AGREEMENT, dated as of December 28, 2000 (as the same may be amended, restated, supplemented and otherwise modified from time to time, the "GUARANTY AGREEMENT"), is made by ELMAGCO, INC., a Delaware corporation (the "Guarantor") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and its successors and assigns ("PRUDENTIAL").

           WHEREAS, Boots & Coots International Well Control, Inc., a Delaware corporation (the "COMPANY") plans to enter into a Subordinated Note Restructuring Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "RESTRUCTURING AGREEMENT"; capitalized terms used herein that are defined in the Restructuring Agreement and not otherwise defined herein shall have the respective meanings specified in the Restructuring Agreement) with Prudential under which Prudential will accept delivery by the Company of the Company Closing Deliveries in satisfaction of the Preexisting Obligations; and

           WHEREAS, the Company owns (either directly or indirectly) all of the issued and outstanding capital stock of the Guarantor; and

           WHEREAS, pursuant to the Restructuring Agreement, it is a condition to Prudential's obligation to accept the transfer of the Company Closing Deliveries and to release the Company from the Preexisting Obligations at the Closing thereunder that this Guaranty Agreement shall have been executed and delivered by the Guarantor and shall be in full force and effect; and

           WHEREAS, the board of directors of the Guarantor has determined that the Guarantor's execution, delivery and performance of this Guaranty Agreement may reasonably be expected to benefit the Guarantor, directly or indirectly, and are in the best interests of the Guarantor.

           NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Restructuring Agreement and for other good and valuable consideration, the sufficiency of which is acknowledged, the Guarantor hereby covenants and agrees with, and represents and warrants to Prudential as follows:

1. THE GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to Prudential the due and punctual payment in full of (i) the principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any other amounts due under the Notes when and as the same shall become due and payable (whether at stated maturity or by optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Restructuring Agreement, including the Closing Payment, Credit Facility Payment, and under the Preferred Stock and the Warrants issuable thereto, and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or other Guaranteed Obligations or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to Prudential without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Restructuring Agreement. Each default in payment of principal of or interest on any Notes shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby agrees that the Notes issued in connection with the Restructuring Agreement may make reference to this guaranty.

           The Guarantor hereby agrees to pay and to indemnify and save Prudential harmless from and against any damage, loss, cost or expense (including, without limitation, attorneys' fees) which Prudential may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Guarantor, by the Company or by any other Transaction Party of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Restructuring Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and
           (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Restructuring Agreement.

           Notwithstanding the foregoing or any other provisions of this Guaranty Agreement, it is agreed and understood that the Guarantor shall not be required to pay hereunder at any time more than the Maximum Guaranteed Amount (as hereinafter defined) determined as of such time. The Guarantor agrees that the Guaranteed Obligations may at any time exceed the sum of the Maximum Guaranteed Amount (as hereinafter defined) plus the aggregate maximum amount of all obligations of all other Guarantors, without affecting or impairing the obligation of the Guarantor. "MAXIMUM GUARANTEED AMOUNT" means as of the date of determination, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render Guarantor's liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, shall not be subject to any counterclaim, set off, deduction or defense based upon any claim the Guarantor may have against the Company, Prudential or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, restatement or modification of or supplement to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or any other instrument referred to therein (except that the obligations of the Guarantor hereunder shall apply to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or such other instruments as so amended, restated, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
           (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor covenants that its obligations hereunder will not be discharged except by payment and performance in full of all of the Guaranteed Obligations.

3. WAIVER. The Guarantor unconditionally waives (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, and of any of the matters referred to in Section 2 hereof,
           (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of Prudential against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Notes, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by Prudential of any right, power or remedy conferred in this Guaranty Agreement, the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, (d) any requirement of diligence on the part of Prudential and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes Prudential, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or any other instrument referred to therein; (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security; (c) to apply any such security and to direct the order or manner of sale thereof as Prudential in its sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of and interest on the Notes and any other Guaranteed Obligation hereunder. The Guarantor waives any right to require Prudential to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other person or to pursue any other remedy available to Prudential.

5. SUBROGATION. The Guarantor will not exercise, and hereby subordinates to the rights of Prudential, any rights which the Guarantor may have acquired by way of subrogation under this Guaranty Agreement by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, indemnity, exoneration or contribution, any right to participate in any claim or any rights or recourse to any security for the Notes or this Guaranty Agreement under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or to be performed or observed by any party to the Guaranty Agreements, other than the Guarantor, pursuant to any of the other Guaranty Agreements, shall have been performed, observed or paid in full at the time of the Guarantor's exercise of any such right.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to Prudential for principal or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by Prudential upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of Prudential to receive any payment under any Notes shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if Prudential had accelerated the same in accordance with the terms of the Restructuring Agreement, and the Guarantor shall forthwith pay such accelerated principal amount and accrued interest thereon and any other amounts guaranteed hereunder.

7. SUBORDINATION OF GUARANTY AGREEMENT. Anything in this Guaranty Agreement to the contrary notwithstanding, the Guaranteed Obligations shall be subordinate and junior to the extent set forth in subparagraphs (a) to (e), inclusive, below, to the Senior Debt.

                               (a) In the event of any insolvency, bankruptcy,
                     liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or the Guarantor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or the Guarantor, whether or not involving insolvency or bankruptcy proceedings, then the Senior Debt shall first be paid in full before any payment of or on account of Guaranteed Obligations is made by the Guarantor.

                               (b) In any of the proceedings referred to in
                     subparagraph (a) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Guarantor in respect of the Guaranteed Obligations shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full; provided, however, that

                               (i) if the payment or delivery by the Guarantor of such cash, property, stock or obligations to the holders of the Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Guaranteed Obligations to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Guarantor of such cash, property, stock or obligations payable or deliverable with respect to the Guaranteed Obligations shall be made to the holders of Senior Debt; and

                               (ii) no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this Section 7 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.

                               (c) If the Company shall default in the payment
                     of any principal of or interest on any Senior Debt in an amount in excess of $250,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, unless and until the date on which such default shall have been remedied by payment in full or waived in writing, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any indebtedness in respect of the Guaranteed Obligations.

                               (d) Upon the occurrence and during the
                     continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (i) above are applicable), no holder of the Notes shall accept or receive any direct or indirect payment by set-off or otherwise of or on account of any Guaranteed Obligation during the Stand-Still Period, provided that (a) there shall be no more than two Stand-Still Periods during the term of the Notes and only one in any period of 365 consecutive days and (b) in the case of any payment on or in respect of any Notes which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph (iv) shall not prevent such payment on or after the date immediately following the termination of such Stand-Still Period.

                               (e) If any payment or distribution of any
                     character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this Section 7 and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

                     Obligation of the Company Unconditional. The provisions of this Section 7 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Guarantor and its property, and nothing herein shall impair, as between the Guarantor and the holders of the Notes, the obligation of the Guarantor, which is unconditional and absolute, to pay to the holders thereof the Guaranteed Obligations in accordance with their terms and the provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in Section 8.1 of the Restructuring Agreement), subject to the rights, if any, under this Section 7 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Guarantor to the holders of the Notes.

                     Subrogation. Upon full and final payment of the Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Guarantor made on Senior Debt until the Guaranteed Obligations shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled shall, as between the Guarantor, its creditors (other than the holders of the Senior Debt) and the holders of the Notes, be deemed to be a payment by the Guarantor to or on account of Senior Debt.

                     Subordination Definitions.
                     -------------------------

           "DEFAULT SUBORDINATION EVENT" shall mean the existence of all of the following: (i) a Subordination Event of Default shall have occurred and be continuing in respect of any Senior Debt, (ii) the holders of the Notes shall have received a notice from or on behalf of any holder of such Senior Debt identifying each Subordination Event of Default which has occurred and is continuing and that such notice constitutes a "DEFAULT SUBORDINATION NOTICE and (iii) no other Default Subordination Notice shall have been delivered by any holder of Senior Debt within the 365 day period immediately preceding the giving of such notice; provided that no fact or circumstances of a Subordinated Event of Default existing on the date of such Default Subordinated Notice may be used as a basis for any subsequent Default Subordination Notice. The "STAND-STILL PERIOD relating to any Default Subordination Event shall be deemed to continue until the earlier of
           (x) the Subordination Event of Default under the Senior Debt giving rise thereto shall have been cured or waived, (y) a period of 90 days shall have elapsed from the giving of the Default Subordination Notice relating thereto and (z) the maturity of such Senior Debt shall have been accelerated.

           "SUBORDINATION EVENT OF DEFAULT" shall mean (i) any default in the payment of any principal or interest on any Senior Debt in an amount in excess of $250,000 or less owing under any single instrument when the same becomes due and payable, or (ii) any event of default under any agreement evidencing Senior Debt arising as a result of a breach of covenants which would entitle the holders of such Senior Debt to accelerate the obligations under such Senior Debt.

8.         REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

           The Guarantor represents and warrants as follows:

           (a) Incorporation, Good Standing and Location. The Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. The Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

           (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it, in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Prudential, addressed to Prudential at the address specified for communications in Section 12.9 of the Restructuring Agreement, or at such other address as Prudential shall have specified to the Guarantor in writing, and (ii) if to the Guarantor, addressed to it at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056,
           Attention: Chief Financial Officer, or at such other address as the

           Guarantor shall have specified to Prudential in writing; provided, however, that any such communication to the Guarantor may also, at the option of Prudential, be delivered by any other means either to the Guarantor at its address specified above or to any officer of the Guarantor.

10. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

11. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

12. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and Prudential and their respective permitted successors, transferees and assigns.

13. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

14. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

15. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by Prudential and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by Prudential or on its behalf.

16. FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as Prudential may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

17. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN.

18.        WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                     (A) THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL IN CONNECTION WITH THIS GUARANTY AGREEMENT, THE RESTRUCTURING AGREEMENT. OR ANY TRANSACTIONS RELATED THERETO. THE GUARANTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL TO ENTER INTO THE RESTRUCTURING AGREEMENT.

                     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL MAY BE BROUGHT IN ANY UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

           IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.



                                      ELMAGCO, INC.

                                      By: /s/ Larry H. Ramming
                                          -------------------------------------
                                          Larry H. Ramming,
                                          Chairman and Chief Executive Officer

                                                                EXECUTION COPY

                         SUBORDINATED GUARANTY AGREEMENT

                               HELL FIGHTERS, INC.


           THIS SUBORDINATED GUARANTY AGREEMENT, dated as of December 28, 2000 (as the same may be amended, restated, supplemented and otherwise modified from time to time, the "GUARANTY AGREEMENT"), is made by HELL FIGHTERS, INC., a Texas corporation (the "GUARANTOR") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and its successors and assigns ("PRUDENTIAL").

           WHEREAS, Boots & Coots International Well Control, Inc., a Delaware corporation (the "COMPANY") plans to enter into a Subordinated Note Restructuring Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "RESTRUCTURING AGREEMENT"; capitalized terms used herein that are defined in the Restructuring Agreement and not otherwise defined herein shall have the respective meanings specified in the Restructuring Agreement) with Prudential under which Prudential will accept delivery by the Company of the Company Closing Deliveries in satisfaction of the Preexisting Obligations; and

           WHEREAS, the Company owns (either directly or indirectly) all of the issued and outstanding capital stock of the Guarantor; and

           WHEREAS, pursuant to the Restructuring Agreement, it is a condition to Prudential's obligation to accept the transfer of the Company Closing Deliveries and to release the Company from the Preexisting Obligations at the Closing thereunder that this Guaranty Agreement shall have been executed and delivered by the Guarantor and shall be in full force and effect; and

           WHEREAS, the board of directors of the Guarantor has determined that the Guarantor's execution, delivery and performance of this Guaranty Agreement may reasonably be expected to benefit the Guarantor, directly or indirectly, and are in the best interests of the Guarantor.

           NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Restructuring Agreement and for other good and valuable consideration, the sufficiency of which is acknowledged, the Guarantor hereby covenants and agrees with, and represents and warrants to Prudential as follows:

1. THE GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to Prudential the due and punctual payment in full of (i) the principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any other amounts due under the Notes when and as the same shall become due and payable (whether at stated maturity or by optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Restructuring Agreement, including the Closing Payment, Credit Facility Payment, and under the Preferred Stock and the Warrants issuable thereto, and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or other Guaranteed Obligations or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to Prudential without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Restructuring Agreement. Each default in payment of principal of or interest on any Notes shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby agrees that the Notes issued in connection with the Restructuring Agreement may make reference to this guaranty.

           The Guarantor hereby agrees to pay and to indemnify and save Prudential harmless from and against any damage, loss, cost or expense (including, without limitation, attorneys' fees) which Prudential may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Guarantor, by the Company or by any other Transaction Party of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Restructuring Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and
           (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Restructuring Agreement.

           Notwithstanding the foregoing or any other provisions of this Guaranty Agreement, it is agreed and understood that the Guarantor shall not be required to pay hereunder at any time more than the Maximum Guaranteed Amount (as hereinafter defined) determined as of such time. The Guarantor agrees that the Guaranteed Obligations may at any time exceed the sum of the Maximum Guaranteed Amount (as hereinafter defined) plus the aggregate maximum amount of all obligations of all other Guarantors, without affecting or impairing the obligation of the Guarantor. "MAXIMUM GUARANTEED AMOUNT" means as of the date of determination, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render Guarantor's liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, shall not be subject to any counterclaim, set off, deduction or defense based upon any claim the Guarantor may have against the Company, Prudential or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, restatement or modification of or supplement to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or any other instrument referred to therein (except that the obligations of the Guarantor hereunder shall apply to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or such other instruments as so amended, restated, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
           (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor covenants that its obligations hereunder will not be discharged except by payment and performance in full of all of the Guaranteed Obligations.

3. WAIVER. The Guarantor unconditionally waives (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, and of any of the matters referred to in Section 2 hereof,
           (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of Prudential against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Notes, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by Prudential of any right, power or remedy conferred in this Guaranty Agreement, the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, (d) any requirement of diligence on the part of Prudential and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes Prudential, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or any other instrument referred to therein; (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security; (c) to apply any such security and to direct the order or manner of sale thereof as Prudential in its sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of and interest on the Notes and any other Guaranteed Obligation hereunder. The Guarantor waives any right to require Prudential to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other person or to pursue any other remedy available to Prudential.

5. SUBROGATION. The Guarantor will not exercise, and hereby subordinates to the rights of Prudential, any rights which the Guarantor may have acquired by way of subrogation under this Guaranty Agreement by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, indemnity, exoneration or contribution, any right to participate in any claim or any rights or recourse to any security for the Notes or this Guaranty Agreement under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or to be performed or observed by any party to the Guaranty Agreements, other than the Guarantor, pursuant to any of the other Guaranty Agreements, shall have been performed, observed or paid in full at the time of the Guarantor's exercise of any such right.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to Prudential for principal or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by Prudential upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of Prudential to receive any payment under any Notes shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if Prudential had accelerated the same in accordance with the terms of the Restructuring Agreement, and the Guarantor shall forthwith pay such accelerated principal amount and accrued interest thereon and any other amounts guaranteed hereunder.

7. SUBORDINATION OF GUARANTY AGREEMENT. Anything in this Guaranty Agreement to the contrary notwithstanding, the Guaranteed Obligations shall be subordinate and junior to the extent set forth in subparagraphs (a) to (e), inclusive, below, to the Senior Debt.

                               (a) In the event of any insolvency, bankruptcy,
                     liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or the Guarantor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or the Guarantor, whether or not involving insolvency or bankruptcy proceedings, then the Senior Debt shall first be paid in full before any payment of or on account of Guaranteed Obligations is made by the Guarantor.

                               (b) In any of the proceedings referred to in
                     subparagraph (a) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Guarantor in respect of the Guaranteed Obligations shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full; provided, however, that

                               (i) if the payment or delivery by the Guarantor of such cash, property, stock or obligations to the holders of the Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Guaranteed Obligations to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Guarantor of such cash, property, stock or obligations payable or deliverable with respect to the Guaranteed Obligations shall be made to the holders of Senior Debt; and

                               (ii) no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this Section 7 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.

                               (c) If the Company shall default in the payment
                     of any principal of or interest on any Senior Debt in an amount in excess of $250,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, unless and until the date on which such default shall have been remedied by payment in full or waived in writing, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any indebtedness in respect of the Guaranteed Obligations.

                               (d) Upon the occurrence and during the
                     continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (i) above are applicable), no holder of the Notes shall accept or receive any direct or indirect payment by set-off or otherwise of or on account of any Guaranteed Obligation during the Stand-Still Period, provided that (a) there shall be no more than two Stand-Still Periods during the term of the Notes and only one in any period of 365 consecutive days and (b) in the case of any payment on or in respect of any Notes which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph (iv) shall not prevent such payment on or after the date immediately following the termination of such Stand-Still Period.

                               (e) If any payment or distribution of any
                     character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this Section 7 and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

                     Obligation of the Company Unconditional. The provisions of this Section 7 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Guarantor and its property, and nothing herein shall impair, as between the Guarantor and the holders of the Notes, the obligation of the Guarantor, which is unconditional and absolute, to pay to the holders thereof the Guaranteed Obligations in accordance with their terms and the provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in Section 8.1 of the Restructuring Agreement), subject to the rights, if any, under this Section 7 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Guarantor to the holders of the Notes.

                     Subrogation. Upon full and final payment of the Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Guarantor made on Senior Debt until the Guaranteed Obligations shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled shall, as between the Guarantor, its creditors (other than the holders of the Senior Debt) and the holders of the Notes, be deemed to be a payment by the Guarantor to or on account of Senior Debt.

                     Subordination Definitions.
                     -------------------------

           "DEFAULT SUBORDINATION EVENT" shall mean the existence of all of the following: (i) a Subordination Event of Default shall have occurred and be continuing in respect of any Senior Debt, (ii) the holders of the Notes shall have received a notice from or on behalf of any holder of such Senior Debt identifying each Subordination Event of Default which has occurred and is continuing and that such notice constitutes a "DEFAULT SUBORDINATION NOTICE and (iii) no other Default Subordination Notice shall have been delivered by any holder of Senior Debt within the 365 day period immediately preceding the giving of such notice; provided that no fact or circumstances of a Subordinated Event of Default existing on the date of such Default Subordinated Notice may be used as a basis for any subsequent Default Subordination Notice. The "STAND-STILL PERIOD relating to any Default Subordination Event shall be deemed to continue until the earlier of
           (x) the Subordination Event of Default under the Senior Debt giving rise thereto shall have been cured or waived, (y) a period of 90 days shall have elapsed from the giving of the Default Subordination Notice relating thereto and (z) the maturity of such Senior Debt shall have been accelerated.

           "SUBORDINATION EVENT OF DEFAULT" shall mean (i) any default in the payment of any principal or interest on any Senior Debt in an amount in excess of $250,000 or less owing under any single instrument when the same becomes due and payable, or (ii) any event of default under any agreement evidencing Senior Debt arising as a result of a breach of covenants which would entitle the holders of such Senior Debt to accelerate the obligations under such Senior Debt.

8.         REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

           The Guarantor represents and warrants as follows:

           (a) Incorporation, Good Standing and Location. The Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. The Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

           (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it, in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Prudential, addressed to Prudential at the address specified for communications in Section 12.9 of the Restructuring Agreement, or at such other address as Prudential shall have specified to the Guarantor in writing, and (ii) if to the Guarantor, addressed to it at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056,
           Attention: Chief Financial Officer, or at such other address as the

           Guarantor shall have specified to Prudential in writing; provided, however, that any such communication to the Guarantor may also, at the option of Prudential, be delivered by any other means either to the Guarantor at its address specified above or to any officer of the Guarantor.

10. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

11. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

12. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and Prudential and their respective permitted successors, transferees and assigns.

13. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

14. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

15. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by Prudential and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by Prudential or on its behalf.

16. FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as Prudential may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

17. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN.

18.        WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                     (A) THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL IN CONNECTION WITH THIS GUARANTY AGREEMENT, THE RESTRUCTURING AGREEMENT. OR ANY TRANSACTIONS RELATED THERETO. THE GUARANTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL TO ENTER INTO THE RESTRUCTURING AGREEMENT.

                     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL MAY BE BROUGHT IN ANY UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

           IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.



                                     HELL FIGHTERS, INC.

                                     By: /s/ Larry H. Ramming
                                         ---------------------------------------
                                         Larry H. Ramming,
                                         Chairman and Chief Executive Officer

                                                                EXECUTION COPY

                         SUBORDINATED GUARANTY AGREEMENT

                             ITS SUPPLY CORPORATION


           THIS SUBORDINATED GUARANTY AGREEMENT, dated as of December 28, 2000 (as the same may be amended, restated, supplemented and otherwise modified from time to time, the "GUARANTY AGREEMENT"), is made by ITS SUPPLY CORPORATION, a Delaware corporation (the "GUARANTOR") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and its successors and assigns ("PRUDENTIAL").

           WHEREAS, Boots & Coots International Well Control, Inc., a Delaware corporation (the "COMPANY") plans to enter into a Subordinated Note Restructuring Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "RESTRUCTURING AGREEMENT"; capitalized terms used herein that are defined in the Restructuring Agreement and not otherwise defined herein shall have the respective meanings specified in the Restructuring Agreement) with Prudential under which Prudential will accept delivery by the Company of the Company Closing Deliveries in satisfaction of the Preexisting Obligations; and

           WHEREAS, the Company owns (either directly or indirectly) all of the issued and outstanding capital stock of the Guarantor; and

           WHEREAS, pursuant to the Restructuring Agreement, it is a condition to Prudential's obligation to accept the transfer of the Company Closing Deliveries and to release the Company from the Preexisting Obligations at the Closing thereunder that this Guaranty Agreement shall have been executed and delivered by the Guarantor and shall be in full force and effect; and

           WHEREAS, the board of directors of the Guarantor has determined that the Guarantor's execution, delivery and performance of this Guaranty Agreement may reasonably be expected to benefit the Guarantor, directly or indirectly, and are in the best interests of the Guarantor.

           NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Restructuring Agreement and for other good and valuable consideration, the sufficiency of which is acknowledged, the Guarantor hereby covenants and agrees with, and represents and warrants to Prudential as follows:

1. THE GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to Prudential the due and punctual payment in full of (i) the principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any other amounts due under the Notes when and as the same shall become due and payable (whether at stated maturity or by optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Restructuring Agreement, including the Closing Payment, Credit Facility Payment, and under the Preferred Stock and the Warrants issuable thereto, and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or other Guaranteed Obligations or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to Prudential without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Restructuring Agreement. Each default in payment of principal of or interest on any Notes shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby agrees that the Notes issued in connection with the Restructuring Agreement may make reference to this guaranty.

           The Guarantor hereby agrees to pay and to indemnify and save Prudential harmless from and against any damage, loss, cost or expense (including, without limitation, attorneys' fees) which Prudential may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Guarantor, by the Company or by any other Transaction Party of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Restructuring Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and
           (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Restructuring Agreement.

           Notwithstanding the foregoing or any other provisions of this Guaranty Agreement, it is agreed and understood that the Guarantor shall not be required to pay hereunder at any time more than the Maximum Guaranteed Amount (as hereinafter defined) determined as of such time. The Guarantor agrees that the Guaranteed Obligations may at any time exceed the sum of the Maximum Guaranteed Amount (as hereinafter defined) plus the aggregate maximum amount of all obligations of all other Guarantors, without affecting or impairing the obligation of the Guarantor. "MAXIMUM GUARANTEED AMOUNT" means as of the date of determination, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render Guarantor's liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, shall not be subject to any counterclaim, set off, deduction or defense based upon any claim the Guarantor may have against the Company, Prudential or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, restatement or modification of or supplement to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or any other instrument referred to therein (except that the obligations of the Guarantor hereunder shall apply to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or such other instruments as so amended, restated, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
           (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor covenants that its obligations hereunder will not be discharged except by payment and performance in full of all of the Guaranteed Obligations.

3. WAIVER. The Guarantor unconditionally waives (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, and of any of the matters referred to in Section 2 hereof,
           (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of Prudential against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Notes, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by Prudential of any right, power or remedy conferred in this Guaranty Agreement, the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, (d) any requirement of diligence on the part of Prudential and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes Prudential, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or any other instrument referred to therein; (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security; (c) to apply any such security and to direct the order or manner of sale thereof as Prudential in its sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of and interest on the Notes and any other Guaranteed Obligation hereunder. The Guarantor waives any right to require Prudential to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other person or to pursue any other remedy available to Prudential.

5. SUBROGATION. The Guarantor will not exercise, and hereby subordinates to the rights of Prudential, any rights which the Guarantor may have acquired by way of subrogation under this Guaranty Agreement by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, indemnity, exoneration or contribution, any right to participate in any claim or any rights or recourse to any security for the Notes or this Guaranty Agreement under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or to be performed or observed by any party to the Guaranty Agreements, other than the Guarantor, pursuant to any of the other Guaranty Agreements, shall have been performed, observed or paid in full at the time of the Guarantor's exercise of any such right.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to Prudential for principal or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by Prudential upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of Prudential to receive any payment under any Notes shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if Prudential had accelerated the same in accordance with the terms of the Restructuring Agreement, and the Guarantor shall forthwith pay such accelerated principal amount and accrued interest thereon and any other amounts guaranteed hereunder.

7. SUBORDINATION OF GUARANTY AGREEMENT. Anything in this Guaranty Agreement to the contrary notwithstanding, the Guaranteed Obligations shall be subordinate and junior to the extent set forth in subparagraphs (a) to (e), inclusive, below, to the Senior Debt.

                               (a) In the event of any insolvency, bankruptcy,
                     liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or the Guarantor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or the Guarantor, whether or not involving insolvency or bankruptcy proceedings, then the Senior Debt shall first be paid in full before any payment of or on account of Guaranteed Obligations is made by the Guarantor.

                               (b) In any of the proceedings referred to in
                     subparagraph (a) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Guarantor in respect of the Guaranteed Obligations shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full; provided, however, that

                               (i) if the payment or delivery by the Guarantor of such cash, property, stock or obligations to the holders of the Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Guaranteed Obligations to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Guarantor of such cash, property, stock or obligations payable or deliverable with respect to the Guaranteed Obligations shall be made to the holders of Senior Debt; and

                               (ii) no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this Section 7 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.

                               (c) If the Company shall default in the payment
                     of any principal of or interest on any Senior Debt in an amount in excess of $250,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, unless and until the date on which such default shall have been remedied by payment in full or waived in writing, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any indebtedness in respect of the Guaranteed Obligations.

                               (d) Upon the occurrence and during the
                     continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (i) above are applicable), no holder of the Notes shall accept or receive any direct or indirect payment by set-off or otherwise of or on account of any Guaranteed Obligation during the Stand-Still Period, provided that (a) there shall be no more than two Stand-Still Periods during the term of the Notes and only one in any period of 365 consecutive days and (b) in the case of any payment on or in respect of any Notes which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph (iv) shall not prevent such payment on or after the date immediately following the termination of such Stand-Still Period.

                               (e) If any payment or distribution of any
                     character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this Section 7 and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

                     Obligation of the Company Unconditional. The provisions of this Section 7 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Guarantor and its property, and nothing herein shall impair, as between the Guarantor and the holders of the Notes, the obligation of the Guarantor, which is unconditional and absolute, to pay to the holders thereof the Guaranteed Obligations in accordance with their terms and the provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in Section 8.1 of the Restructuring Agreement), subject to the rights, if any, under this Section 7 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Guarantor to the holders of the Notes.

                     Subrogation. Upon full and final payment of the Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Guarantor made on Senior Debt until the Guaranteed Obligations shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled shall, as between the Guarantor, its creditors (other than the holders of the Senior Debt) and the holders of the Notes, be deemed to be a payment by the Guarantor to or on account of Senior Debt.

                     Subordination Definitions.
                     -------------------------

           "DEFAULT SUBORDINATION EVENT" shall mean the existence of all of the following: (i) a Subordination Event of Default shall have occurred and be continuing in respect of any Senior Debt, (ii) the holders of the Notes shall have received a notice from or on behalf of any holder of such Senior Debt identifying each Subordination Event of Default which has occurred and is continuing and that such notice constitutes a "DEFAULT SUBORDINATION NOTICE and (iii) no other Default Subordination Notice shall have been delivered by any holder of Senior Debt within the 365 day period immediately preceding the giving of such notice; provided that no fact or circumstances of a Subordinated Event of Default existing on the date of such Default Subordinated Notice may be used as a basis for any subsequent Default Subordination Notice. The "STAND-STILL PERIOD relating to any Default Subordination Event shall be deemed to continue until the earlier of
           (x) the Subordination Event of Default under the Senior Debt giving rise thereto shall have been cured or waived, (y) a period of 90 days shall have elapsed from the giving of the Default Subordination Notice relating thereto and (z) the maturity of such Senior Debt shall have been accelerated.

           "SUBORDINATION EVENT OF DEFAULT" shall mean (i) any default in the payment of any principal or interest on any Senior Debt in an amount in excess of $250,000 or less owing under any single instrument when the same becomes due and payable, or (ii) any event of default under any agreement evidencing Senior Debt arising as a result of a breach of covenants which would entitle the holders of such Senior Debt to accelerate the obligations under such Senior Debt.

8.         REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

           The Guarantor represents and warrants as follows:

           (a) Incorporation, Good Standing and Location. The Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. The Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

           (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it, in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Prudential, addressed to Prudential at the address specified for communications in Section 12.9 of the Restructuring Agreement, or at such other address as Prudential shall have specified to the Guarantor in writing, and (ii) if to the Guarantor, addressed to it at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056,
           Attention: Chief Financial Officer, or at such other address as the

           Guarantor shall have specified to Prudential in writing; provided, however, that any such communication to the Guarantor may also, at the option of Prudential, be delivered by any other means either to the Guarantor at its address specified above or to any officer of the Guarantor.

10. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

11. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

12. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and Prudential and their respective permitted successors, transferees and assigns.

13. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

14. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

15. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by Prudential and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by Prudential or on its behalf.

16. FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as Prudential may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

17. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN.

18.        WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                     (A) THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL IN CONNECTION WITH THIS GUARANTY AGREEMENT, THE RESTRUCTURING AGREEMENT. OR ANY TRANSACTIONS RELATED THERETO. THE GUARANTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL TO ENTER INTO THE RESTRUCTURING AGREEMENT.

                     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL MAY BE BROUGHT IN ANY UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

           IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.


                                       ITS SUPPLY CORPORATION

                                       By: /s/ Larry H. Ramming
                                           -------------------------------------
                                           Larry H. Ramming,
                                           Chairman and Chief Executive Officer

                                                                EXECUTION COPY

                         SUBORDINATED GUARANTY AGREEMENT

                              IWC ENGINEERING, INC.


           THIS SUBORDINATED GUARANTY AGREEMENT, dated as of December 28, 2000 (as the same may be amended, restated, supplemented and otherwise modified from time to time, the "GUARANTY AGREEMENT"), is made by IWC ENGINEERING, INC., a Texas corporation (the "GUARANTOR") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and its successors and assigns ("PRUDENTIAL").

           WHEREAS, Boots & Coots International Well Control, Inc., a Delaware corporation (the "COMPANY") plans to enter into a Subordinated Note Restructuring Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "RESTRUCTURING AGREEMENT"; capitalized terms used herein that are defined in the Restructuring Agreement and not otherwise defined herein shall have the respective meanings specified in the Restructuring Agreement) with Prudential under which Prudential will accept delivery by the Company of the Company Closing Deliveries in satisfaction of the Preexisting Obligations; and

           WHEREAS, the Company owns (either directly or indirectly) all of the issued and outstanding capital stock of the Guarantor; and

           WHEREAS, pursuant to the Restructuring Agreement, it is a condition to Prudential's obligation to accept the transfer of the Company Closing Deliveries and to release the Company from the Preexisting Obligations at the Closing thereunder that this Guaranty Agreement shall have been executed and delivered by the Guarantor and shall be in full force and effect; and

           WHEREAS, the board of directors of the Guarantor has determined that the Guarantor's execution, delivery and performance of this Guaranty Agreement may reasonably be expected to benefit the Guarantor, directly or indirectly, and are in the best interests of the Guarantor.

           NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Restructuring Agreement and for other good and valuable consideration, the sufficiency of which is acknowledged, the Guarantor hereby covenants and agrees with, and represents and warrants to Prudential as follows:

1. THE GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to Prudential the due and punctual payment in full of (i) the principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any other amounts due under the Notes when and as the same shall become due and payable (whether at stated maturity or by optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Restructuring Agreement, including the Closing Payment, Credit Facility Payment, and under the Preferred Stock and the Warrants issuable thereto, and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or other Guaranteed Obligations or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to Prudential without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Restructuring Agreement. Each default in payment of principal of or interest on any Notes shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby agrees that the Notes issued in connection with the Restructuring Agreement may make reference to this guaranty.

           The Guarantor hereby agrees to pay and to indemnify and save Prudential harmless from and against any damage, loss, cost or expense (including, without limitation, attorneys' fees) which Prudential may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Guarantor, by the Company or by any other Transaction Party of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Restructuring Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and
           (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Restructuring Agreement.

           Notwithstanding the foregoing or any other provisions of this Guaranty Agreement, it is agreed and understood that the Guarantor shall not be required to pay hereunder at any time more than the Maximum Guaranteed Amount (as hereinafter defined) determined as of such time. The Guarantor agrees that the Guaranteed Obligations may at any time exceed the sum of the Maximum Guaranteed Amount (as hereinafter defined) plus the aggregate maximum amount of all obligations of all other Guarantors, without affecting or impairing the obligation of the Guarantor. "MAXIMUM GUARANTEED AMOUNT" means as of the date of determination, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render Guarantor's liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, shall not be subject to any counterclaim, set off, deduction or defense based upon any claim the Guarantor may have against the Company, Prudential or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, restatement or modification of or supplement to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or any other instrument referred to therein (except that the obligations of the Guarantor hereunder shall apply to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or such other instruments as so amended, restated, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
           (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor covenants that its obligations hereunder will not be discharged except by payment and performance in full of all of the Guaranteed Obligations.

3. WAIVER. The Guarantor unconditionally waives (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, and of any of the matters referred to in Section 2 hereof,
           (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of Prudential against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Notes, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by Prudential of any right, power or remedy conferred in this Guaranty Agreement, the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, (d) any requirement of diligence on the part of Prudential and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes Prudential, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or any other instrument referred to therein; (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security; (c) to apply any such security and to direct the order or manner of sale thereof as Prudential in its sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of and interest on the Notes and any other Guaranteed Obligation hereunder. The Guarantor waives any right to require Prudential to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other person or to pursue any other remedy available to Prudential.

5. SUBROGATION. The Guarantor will not exercise, and hereby subordinates to the rights of Prudential, any rights which the Guarantor may have acquired by way of subrogation under this Guaranty Agreement by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, indemnity, exoneration or contribution, any right to participate in any claim or any rights or recourse to any security for the Notes or this Guaranty Agreement under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or to be performed or observed by any party to the Guaranty Agreements, other than the Guarantor, pursuant to any of the other Guaranty Agreements, shall have been performed, observed or paid in full at the time of the Guarantor's exercise of any such right.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to Prudential for principal or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by Prudential upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of Prudential to receive any payment under any Notes shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if Prudential had accelerated the same in accordance with the terms of the Restructuring Agreement, and the Guarantor shall forthwith pay such accelerated principal amount and accrued interest thereon and any other amounts guaranteed hereunder.

7. SUBORDINATION OF GUARANTY AGREEMENT. Anything in this Guaranty Agreement to the contrary notwithstanding, the Guaranteed Obligations shall be subordinate and junior to the extent set forth in subparagraphs (a) to (e), inclusive, below, to the Senior Debt.

                               (a) In the event of any insolvency, bankruptcy,
                     liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or the Guarantor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or the Guarantor, whether or not involving insolvency or bankruptcy proceedings, then the Senior Debt shall first be paid in full before any payment of or on account of Guaranteed Obligations is made by the Guarantor.

                               (b) In any of the proceedings referred to in
                     subparagraph (a) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Guarantor in respect of the Guaranteed Obligations shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full; provided, however, that

                               (i) if the payment or delivery by the Guarantor of such cash, property, stock or obligations to the holders of the Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Guaranteed Obligations to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Guarantor of such cash, property, stock or obligations payable or deliverable with respect to the Guaranteed Obligations shall be made to the holders of Senior Debt; and

                               (ii) no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this Section 7 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.

                               (c) If the Company shall default in the payment
                     of any principal of or interest on any Senior Debt in an amount in excess of $250,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, unless and until the date on which such default shall have been remedied by payment in full or waived in writing, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any indebtedness in respect of the Guaranteed Obligations.

                               (d) Upon the occurrence and during the
                     continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (i) above are applicable), no holder of the Notes shall accept or receive any direct or indirect payment by set-off or otherwise of or on account of any Guaranteed Obligation during the Stand-Still Period, provided that (a) there shall be no more than two Stand-Still Periods during the term of the Notes and only one in any period of 365 consecutive days and (b) in the case of any payment on or in respect of any Notes which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph (iv) shall not prevent such payment on or after the date immediately following the termination of such Stand-Still Period.

                               (e) If any payment or distribution of any
                     character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this Section 7 and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

                     Obligation of the Company Unconditional. The provisions of this Section 7 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Guarantor and its property, and nothing herein shall impair, as between the Guarantor and the holders of the Notes, the obligation of the Guarantor, which is unconditional and absolute, to pay to the holders thereof the Guaranteed Obligations in accordance with their terms and the provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in Section 8.1 of the Restructuring Agreement), subject to the rights, if any, under this Section 7 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Guarantor to the holders of the Notes.

                     Subrogation. Upon full and final payment of the Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Guarantor made on Senior Debt until the Guaranteed Obligations shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled shall, as between the Guarantor, its creditors (other than the holders of the Senior Debt) and the holders of the Notes, be deemed to be a payment by the Guarantor to or on account of Senior Debt.

                     Subordination Definitions.
                     -------------------------

           "DEFAULT SUBORDINATION EVENT" shall mean the existence of all of the following: (i) a Subordination Event of Default shall have occurred and be continuing in respect of any Senior Debt, (ii) the holders of the Notes shall have received a notice from or on behalf of any holder of such Senior Debt identifying each Subordination Event of Default which has occurred and is continuing and that such notice constitutes a "DEFAULT SUBORDINATION NOTICE and (iii) no other Default Subordination Notice shall have been delivered by any holder of Senior Debt within the 365 day period immediately preceding the giving of such notice; provided that no fact or circumstances of a Subordinated Event of Default existing on the date of such Default Subordinated Notice may be used as a basis for any subsequent Default Subordination Notice. The "STAND-STILL PERIOD relating to any Default Subordination Event shall be deemed to continue until the earlier of
           (x) the Subordination Event of Default under the Senior Debt giving rise thereto shall have been cured or waived, (y) a period of 90 days shall have elapsed from the giving of the Default Subordination Notice relating thereto and (z) the maturity of such Senior Debt shall have been accelerated.

           "SUBORDINATION EVENT OF DEFAULT" shall mean (i) any default in the payment of any principal or interest on any Senior Debt in an amount in excess of $250,000 or less owing under any single instrument when the same becomes due and payable, or (ii) any event of default under any agreement evidencing Senior Debt arising as a result of a breach of covenants which would entitle the holders of such Senior Debt to accelerate the obligations under such Senior Debt.

8.         REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

           The Guarantor represents and warrants as follows:

           (a) Incorporation, Good Standing and Location. The Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. The Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

           (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it, in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Prudential, addressed to Prudential at the address specified for communications in Section 12.9 of the Restructuring Agreement, or at such other address as Prudential shall have specified to the Guarantor in writing, and (ii) if to the Guarantor, addressed to it at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056,
           Attention: Chief Financial Officer, or at such other address as the

           Guarantor shall have specified to Prudential in writing; provided, however, that any such communication to the Guarantor may also, at the option of Prudential, be delivered by any other means either to the Guarantor at its address specified above or to any officer of the Guarantor.

10. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

11. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

12. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and Prudential and their respective permitted successors, transferees and assigns.

13. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

14. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

15. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by Prudential and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by Prudential or on its behalf.

16. FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as Prudential may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

17. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN.

18.        WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                     (A) THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL IN CONNECTION WITH THIS GUARANTY AGREEMENT, THE RESTRUCTURING AGREEMENT. OR ANY TRANSACTIONS RELATED THERETO. THE GUARANTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL TO ENTER INTO THE RESTRUCTURING AGREEMENT.

                     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL MAY BE BROUGHT IN ANY UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

           IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.



                                     IWC ENGINEERING, INC.

                                     By: /s/ Larry H. Ramming
                                         ---------------------------------------
                                         Larry H. Ramming,
                                         Chairman and Chief Executive Officer

                                                                EXECUTION COPY

                         SUBORDINATED GUARANTY AGREEMENT

                               IWC SERVICES, INC.


           THIS SUBORDINATED GUARANTY AGREEMENT, dated as of December 28, 2000 (as the same may be amended, restated, supplemented and otherwise modified from time to time, the "GUARANTY AGREEMENT"), is made by IWC SERVICES, INC., a Texas corporation (the "GUARANTOR") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and its successors and assigns ("PRUDENTIAL").

           WHEREAS, Boots & Coots International Well Control, Inc., a Delaware corporation (the "COMPANY") plans to enter into a Subordinated Note Restructuring Agreement dated of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "RESTRUCTURING AGREEMENT"; capitalized terms used herein that are defined in the Restructuring Agreement and not otherwise defined herein shall have the respective meanings specified in the Restructuring Agreement) with Prudential under which Prudential will accept delivery by the Company of the Company Closing Deliveries in satisfaction of the Preexisting Obligations; and

           WHEREAS, the Company owns (either directly or indirectly) all of the issued and outstanding capital stock of the Guarantor; and

           WHEREAS, pursuant to the Restructuring Agreement, it is a condition to Prudential's obligation to accept the transfer of the Company Closing Deliveries and to release the Company from the Preexisting Obligations at the Closing thereunder that this Guaranty Agreement shall have been executed and delivered by the Guarantor and shall be in full force and effect; and

           WHEREAS, the board of directors of the Guarantor has determined that the Guarantor's execution, delivery and performance of this Guaranty Agreement may reasonably be expected to benefit the Guarantor, directly or indirectly, and are in the best interests of the Guarantor.

           NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Restructuring Agreement and for other good and valuable consideration, the sufficiency of which is acknowledged, the Guarantor hereby covenants and agrees with, and represents and warrants to Prudential as follows:

1. THE GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to Prudential the due and punctual payment in full of (i) the principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and any other amounts due under the Notes when and as the same shall become due and payable (whether at stated maturity or by optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Restructuring Agreement, including the Closing Payment, Credit Facility Payment, and under the Preferred Stock and the Warrants issuable thereto, and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes or other Guaranteed Obligations or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to Prudential without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Restructuring Agreement. Each default in payment of principal of or interest on any Notes shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby agrees that the Notes issued in connection with the Restructuring Agreement may make reference to this guaranty.

           The Guarantor hereby agrees to pay and to indemnify and save Prudential harmless from and against any damage, loss, cost or expense (including, without limitation, attorneys' fees) which Prudential may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Guarantor, by the Company or by any other Transaction Party of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Restructuring Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and
           (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Restructuring Agreement.

           Notwithstanding the foregoing or any other provisions of this Guaranty Agreement, it is agreed and understood that the Guarantor shall not be required to pay hereunder at any time more than the Maximum Guaranteed Amount (as hereinafter defined) determined as of such time. The Guarantor agrees that the Guaranteed Obligations may at any time exceed the sum of the Maximum Guaranteed Amount (as hereinafter defined) plus the aggregate maximum amount of all obligations of all other Guarantors, without affecting or impairing the obligation of the Guarantor. "MAXIMUM GUARANTEED AMOUNT" means as of the date of determination, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render Guarantor's liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, shall not be subject to any counterclaim, set off, deduction or defense based upon any claim the Guarantor may have against the Company, Prudential or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, restatement or modification of or supplement to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or any other instrument referred to therein (except that the obligations of the Guarantor hereunder shall apply to the Notes, the Warrants, the Preferred Stock and the Restructuring Agreement, or such other instruments as so amended, restated, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes,
           (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor covenants that its obligations hereunder will not be discharged except by payment and performance in full of all of the Guaranteed Obligations.

3. WAIVER. The Guarantor unconditionally waives (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, and of any of the matters referred to in Section 2 hereof,
           (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of Prudential against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Notes, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by Prudential of any right, power or remedy conferred in this Guaranty Agreement, the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, (d) any requirement of diligence on the part of Prudential and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes Prudential, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or any other instrument referred to therein; (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security; (c) to apply any such security and to direct the order or manner of sale thereof as Prudential in its sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of and interest on the Notes and any other Guaranteed Obligation hereunder. The Guarantor waives any right to require Prudential to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other person or to pursue any other remedy available to Prudential.

5. SUBROGATION. The Guarantor will not exercise, and hereby subordinates to the rights of Prudential, any rights which the Guarantor may have acquired by way of subrogation under this Guaranty Agreement by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, indemnity, exoneration or contribution, any right to participate in any claim or any rights or recourse to any security for the Notes or this Guaranty Agreement under the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes, the Warrants, the Preferred Stock or the Restructuring Agreement, or to be performed or observed by any party to the Guaranty Agreements, other than the Guarantor, pursuant to any of the other Guaranty Agreements, shall have been performed, observed or paid in full at the time of the Guarantor's exercise of any such right.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to Prudential for principal or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by Prudential upon the insolvency, bankruptcy,


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
           dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of Prudential to receive any payment under any Notes shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if Prudential had accelerated the same in accordance with the terms of the Restructuring Agreement, and the Guarantor shall forthwith pay such accelerated principal amount and accrued interest thereon and any other amounts guaranteed hereunder.

7. SUBORDINATION OF GUARANTY AGREEMENT. Anything in this Guaranty Agreement to the contrary notwithstanding, the Guaranteed Obligations shall be subordinate and junior to the extent set forth in subparagraphs (a) to (e), inclusive, below, to the Senior Debt.

                               (a) In the event of any insolvency, bankruptcy,
                     liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or the Guarantor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or the Guarantor, whether or not involving insolvency or bankruptcy proceedings, then the Senior Debt shall first be paid in full before any payment of or on account of Guaranteed Obligations is made by the Guarantor.

                               (b) In any of the proceedings referred to in
                     subparagraph (a) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable by the Guarantor in respect of the Guaranteed Obligations shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or Person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof in accordance with the priorities then existing among such holders, unless and until all Senior Debt shall have been paid in full; provided, however, that

                               (i) if the payment or delivery by the Guarantor of such cash, property, stock or obligations to the holders of the Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Guaranteed Obligations to Senior Debt, and made in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery by the Guarantor of such cash, property, stock or obligations payable or deliverable with respect to the Guaranteed Obligations shall be made to the holders of Senior Debt; and

                               (ii) no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings if such stock or obligations are subordinate and junior (whether by law or agreement) at least to the extent provided in this Section 7 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.


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
                               (c) If the Company shall default in the payment
                     of any principal of or interest on any Senior Debt in an amount in excess of $250,000 owing under any single instrument when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, unless and until the date on which such default shall have been remedied by payment in full or waived in writing, no holder of the Notes shall accept or receive any direct or indirect payment of or on account of any indebtedness in respect of the Guaranteed Obligations.

                               (d) Upon the occurrence and during the
                     continuance of any Default Subordination Event (other than under circumstances when the terms of subparagraph (i) above are applicable), no holder of the Notes shall accept or receive any direct or indirect payment by set-off or otherwise of or on account of any Guaranteed Obligation during the Stand-Still Period, provided that (a) there shall be no more than two Stand-Still Periods during the term of the Notes and only one in any period of 365 consecutive days and (b) in the case of any payment on or in respect of any Notes which would (in the absence of any such Default Subordination Event) have been due and payable on any date during such Stand-Still Period, the provisions of this subparagraph (iv) shall not prevent such payment on or after the date immediately following the termination of such Stand-Still Period.

                               (e) If any payment or distribution of any
                     character, whether in cash, securities or other property, shall be received by any holder of Notes in contravention of any of the terms of this Section 7 and before all the Senior Debt shall have been paid in full, such payment or distribution shall be received in trust for the benefit of the holders of the Senior Debt at the time outstanding and shall forthwith be paid over or delivered and transferred to the holders of Senior Debt.

                     Obligation of the Company Unconditional. The provisions of this Section 7 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holders of the Notes on the other hand, against the Guarantor and its property, and nothing herein shall impair, as between the Guarantor and the holders of the Notes, the obligation of the Guarantor, which is unconditional and absolute, to pay to the holders thereof the Guaranteed Obligations in accordance with their terms and the provisions hereof, nor shall anything herein prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes (including, without limitation, the right to demand payment and sue for performance hereof and of the Notes and to accelerate the maturity thereof as provided in Section 8.1 of the Restructuring Agreement), subject to the rights, if any, under this Section 7 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable by the Guarantor to the holders of the Notes.

                     Subrogation. Upon full and final payment of the Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Guarantor made on Senior Debt until the Guaranteed Obligations shall be paid in full, and, for the purposes of such subrogation, no payments to the holders of Senior Debt of any cash, property, stock or obligations to which the holders of the Notes would be entitled shall, as between the Guarantor, its creditors (other than the holders of the Senior Debt) and the holders of the Notes, be deemed to be a payment by the Guarantor to or on account of Senior Debt.

                     Subordination Definitions.
                     -------------------------

           "DEFAULT SUBORDINATION EVENT" shall mean the existence of all of the following: (i) a Subordination Event of Default shall have occurred and be continuing in respect of any Senior Debt, (ii) the holders of the Notes shall have received a notice from or on behalf of any holder of such Senior Debt identifying each Subordination Event of Default which has occurred and is continuing and that such notice constitutes a "DEFAULT SUBORDINATION NOTICE and (iii) no other Default Subordination Notice shall have been delivered by any holder of Senior Debt within the 365 day period immediately preceding the giving of such notice; provided that no fact or circumstances of a Subordinated Event of Default existing on the date of such Default Subordinated Notice may be used as a basis for any subsequent Default Subordination Notice. The "STAND-STILL PERIOD relating to any Default Subordination Event shall be deemed to continue until the earlier of
           (x) the Subordination Event of Default under the Senior Debt giving rise thereto shall have been cured or waived, (y) a period of 90 days shall have elapsed from the giving of the Default Subordination Notice relating thereto and (z) the maturity of such Senior Debt shall have been accelerated.

           "SUBORDINATION EVENT OF DEFAULT" shall mean (i) any default in the payment of any principal or interest on any Senior Debt in an amount in excess of $250,000 or less owing under any single instrument when the same becomes due and payable, or (ii) any event of default under any agreement evidencing Senior Debt arising as a result of a breach of covenants which would entitle the holders of such Senior Debt to accelerate the obligations under such Senior Debt.

8.         REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

           The Guarantor represents and warrants as follows:

           (a) Incorporation, Good Standing and Location. The Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. The Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

           (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it, in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to Prudential, addressed to Prudential at the address specified for communications in Section 12.9 of the Restructuring Agreement, or at such other address as Prudential shall have specified to the Guarantor in writing, and (ii) if to the Guarantor, addressed to it at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056,
           Attention: Chief Financial Officer, or at such other address as the


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
           Guarantor shall have specified to Prudential in writing; provided, however, that any such communication to the Guarantor may also, at the option of Prudential, be delivered by any other means either to the Guarantor at its address specified above or to any officer of the Guarantor.

10. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

11. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

12. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and Prudential and their respective permitted successors, transferees and assigns.

13. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

14. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

15. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by Prudential and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by Prudential or on its behalf.

16. FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as Prudential may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

17. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN.

18.        WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

                     (A) THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL IN CONNECTION WITH THIS GUARANTY AGREEMENT, THE RESTRUCTURING AGREEMENT. OR ANY TRANSACTIONS RELATED THERETO. THE GUARANTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL TO ENTER INTO THE RESTRUCTURING AGREEMENT.

                     (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY TRANSACTIONS RELATING HERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR OR PRUDENTIAL MAY BE BROUGHT IN ANY UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

           IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.


                                    IWC SERVICES, INC.

                                    By: /s/ Larry H. Ramming
                                        ----------------------------------------
                                        Larry H. Ramming,
                                        Chairman and Chief Executive Officer



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